UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 2, 2020

Date of Report (Date of earliest event reported)

SKYWOLF WIND TURBINE CORP.

(Exact Name of Registrant as Specified in its Charter)

New York	000-56005	80-0631209
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

156 Court Street

Geneseo, NY 14454

(Address of principal executive offices)

(585) 447-9135

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(1) of the Exchange Act. ☐

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Amendment and Restatement of Sales and Purchase Agreement with Gr8 Seas Holdings, Inc.

On March 18, 2020, SkyWolf Wind Turbine Corp. (the “Company”) and Gr8 Seas Holdings, Inc. (“Buyer”) entered into a Sales and Purchase Agreement (the “Amended and Restated Agreement”), which is intended to amend and replace the original sales and purchase agreement dated July 22, 2019 that was disclosed in the Current Report on Form 8-K filed by the Company on July 26, 2019 and is incorporated herein by reference. Pursuant to the Amended and Restated Agreement, the Buyer has agreed to purchase the Company’s SkyWolf Model 35H-A Hybrid Diffused Augmented wind turbines at a total purchase price of $26,000,000 total (the “Purchase Price”). Under the Amended and Restated Agreement, Buyer shall acquire wind turbines in accordance with the following schedule: (1) the first batch of turbines shall be shipped in three tranches for three months starting in July 2020 (the “Initial Release Order”); (2) the second batch of turbines shall be shipped within 24 months from the date of the Amended and Restated Agreement; and (3) the third batch of turbines shall be shipped within 36-48 months from the date of the Amended and Restated Agreement. The Purchase Price does not include expenses for Micro-Grid equipment, integration, enclosure, controls, battery backup, shipping, and installation and are additional costs to be determined by the Company on a project order by project order basis. The payment schedule for the Initial Release Order shall be as follows: (1) an initial deposit of $2,340,000 shall be due by 4/18/2020; (2) an additional payment of $585,000 shall be due by 5/18/2020; and (3) the balance of payment for each tranche of shipments under the Initial Release Order shall be paid within thirty (30) days of each shipment of the turbines, which is expected to equal $325,000 for each tranche of shipments.

The description of the Agreement above is only a summary and is subject to, and qualified in its entirety by reference to, the copy of the Agreement attached as Exhibit 10.7 and incorporated by reference in this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission).

10.7*	Amended and Restated Sales and Purchase Agreement by and between SkyWolf Wind Turbine Corp. and Gr8 Seas Holdings, Inc.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 2, 2020

SKYWOLF WIND TURBINE CORP.
By: /s/ Gerald Brock
Gerald Brock
Chief Executive Officer